UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported):

March 12, 2010

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2010, the Board of Directors and Human Resources Committee of SuperMedia Inc. (the “Company”) approved grants of restricted stock and restricted stock unit awards under the Company’s 2009 Long-Term Incentive Plan.

On March 12, 2010, the Company entered into restricted stock award agreements with executive officers along with certain other employees of the Company, the form of which is attached to this Current Report on Form 8-K.  The restricted stock vests over three years in equal installments of one-third on the first, second, and third anniversaries of the grant date.  All unvested shares of restricted stock will immediately terminate upon the employee’s termination of employment with the Company for any reason on or before the third anniversary date of the award, except that the Human Resources Committee of the Company, at its sole option and election, may permit the unvested shares not to terminate if the employee is terminated without cause.  If a change in control occurs on or before the third anniversary date of the award, all unvested shares of restricted stock will immediately vest.  The foregoing summary is qualified in its entirety by reference to the text of the Form of Employee Restricted Stock Award Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and the Employee Restricted Stock Award Agreement with Scott W. Klein, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K.  Such exhibits are incorporated herein by reference.

The following named executive officers were granted shares of restricted stock in the following amounts on the terms and conditions set forth in their respective restricted stock award agreements:

Named Executive Officer	Shares of Restricted Stock

Scott W. Klein: Chief Executive Officer	78,999

Samuel D. Jones: Executive Vice President, Chief Financial Officer and Treasurer	35,550

Frank P. Gatto: Executive Vice President — Operations	29,493

Michael D. Pawlowski: Executive Vice President — Sales	27,650

On March 12, 2010, the Company also entered into a 2010 long-term incentive award agreement with Scott W. Klein, the Company’s chief executive officer, which is attached to this Current Report on Form 8-K.  The restricted stock granted under the agreement vests over three years in equal installments of one-third on the first, second, and third anniversaries of the grant date.  All unvested shares of restricted stock will immediately vest (i) upon a change in control of the Company and (ii) upon Mr. Klein’s termination of employment with the Company for good reason, without cause, or due to death or disability.  All unvested shares of restricted stock will immediately terminate upon Mr. Klein’s termination of employment with the Company for any reason not set forth in clause (ii) in the previous sentence, including, without limitation, termination for cause.  Mr. Klein received 79,000 shares of restricted stock under this 2010 long-term incentive award agreement.  The foregoing summary is qualified in its entirety by reference to the text of the 2010 Long-Term Incentive Award Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K.  Such exhibit is incorporated herein by reference.

On March 12, 2010, the Company entered into restricted stock award agreements with its directors, the form of which is attached to this Current Report on Form 8-K.  The shares of restricted stock vest on December 31, 2010.  All unvested shares of restricted stock will immediately terminate if a director ceases to be a member of the board of directors of the Company on or before December 31, 2010.  If a change in control occurs on or before December 31, 2010, all unvested shares of restricted stock will immediately vest.  Each current director of the Company received 1,843 shares of restricted stock under the director restricted stock award agreements.  The foregoing summary is qualified in its entirety by reference to the text of the Form of Director Restricted Stock Award Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K.  Such exhibit is incorporated herein by reference.

On March 12, 2010, the Company entered into restricted stock unit award agreements with its directors, the form of which is attached to this Current Report on Form 8-K.  The restricted stock units (“RSUs”) vest over three years in equal installments of one-third on the first, second, and third anniversaries of the grant date.  If a director ceases to be a member of the board of directors of the Company on or before the third anniversary date of the award, the RSUs will vest on a prorated basis by dividing the number of days commencing on the anniversary vesting date or date of award, as applicable, and ending on the date of separation from service by (i) 1095 if the date of separation from service occurs prior to the first anniversary date of the award, (ii) 730 if the date of separation from service occurs after the first anniversary date of the award but before the second anniversary date of the award, and (iii) 365 if the date of separation from service occurs after the second anniversary date of the award but before the third anniversary date of the award, and the number of RSUs remaining will immediately terminate.  If a change in control occurs on or before the third anniversary date of the award, all unvested shares of restricted stock will immediately vest.  Each current director of the Company received 1,317 RSUs under the restricted stock unit award agreements.  The foregoing summary is qualified in its entirety by reference to the text of the Form of Director Stock-Settled Restricted Stock Unit Award Agreement, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K.  Such exhibit is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Employee Restricted Stock Award Agreement

10.2	Employee Restricted Stock Award Agreement with Scott W. Klein

10.3	2010 Long-Term Incentive Award Agreement with Scott W. Klein

10.4	Form of Director Restricted Stock Award Agreement

10.5	Form of Director Stock-Settled Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President — General Counsel and Secretary

Date:  March 18, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Employee Restricted Stock Award Agreement

10.2	Employee Restricted Stock Award Agreement with Scott W. Klein

10.3	2010 Long-Term Incentive Award Agreement with Scott W. Klein

10.4	Form of Director Restricted Stock Award Agreement

10.5	Form of Director Stock-Settled Restricted Stock Unit Award Agreement